SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-A

(Exact name of registrant as specified in its charter)


          NEW YORK                    333-11095                 36-7186340
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division
ONE FIRST NATIONAL PLAZA #0126
CHICAGO, ILLNOIS                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-A, a Trust created pursuant to the Pooling Agreement, dated February 25, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date July 15, 1997.

               Principal              Interest     Ending Balance

       Cede & Co.$264,837.45        $562,610.09  $119,377,565.76

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders dated July 15, 1997

             Statement to Certificateholders (Page 1 of
2)                                             Distribution Date:
             6/16/97       7/15/97


               INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000 ORIGINAL PRINCIPAL AMOUNT)





   A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS




        Investor Certificate Interest Distributed
5.188889     4.688417



       Investor Certificate Interest Shortfall Distributed
             0.000000      0.000000




      Remaining Unpaid Investor Certificate Interest Shortfall
       0.000000      0.000000




      Managed Amortization Period ? (Yes=1; No=0)
             1      1



        Investors Certificate Principal Distributed
       2.979973     2.206979




                      Principal Distribution Amount              2.979973
       2.206979



                         Maximum Principal Payment               30.663849
       30.093716



             Alternative Principal Payment
2.979973     2.206979



            Principal Collections less Additional Balances
             2.979973      2.206979




           Investor Loss Amount Distributed to Investors
             0.000000      0.000000




         Accelerated Principal Distribution Amount
       0.000000     0.000000


                      Credit Enhancement Draw Amount
0.00   0.00





      Total Amount Distributed to Certificateholders (P & I)
     8.168862      6.895396









             B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE




                    Beginning Investor Certificate Balance
"120,000,000.00 "   "119,642,403.21 "




        Ending Investor Certificate Balance
"119,642,403.21 "   "119,377,565.76 "




       Beginning Invested Amount
"120,000,000.00 "   "119,642,403.21 "




   Ending Invested Amount                                "119,642,403.21"
      "119,377,565.76 "




         Investor Certificateholder Floating Allocation Percentage
                    96.3337%      96.3231%




         Pool Factor                              0.9970200    0.9948130




  Liquidation Loss Amount for Liquidated Loans
             0.00   0.00




   Unreimbursed Liquidation Loss Amount
       0.00  0.00








             C.     POOL INFORMATION




    Beginning Pool Balance                                "124,567,015.76"
      "124,209,418.97 "




     Ending Pool Balance                                   "124,209,418.97"
      "123,944,581.52 "




     Servicer Removals form the Trust (Section 2.06)
  0.00   0.00








Servicing Fee                                  "51,902.92 "  "51,753.92"



D.INVESTOR CERTIFICATE RATE
           Investor Certificate Rate                             5.837500%
5.837500%



             LIBOR Rate                                     5.687500%
5.687500%








                    Maximum Rate                             9.099178%
9.941479%





             E.     DELINQUENCY & REO STATUS





                    Delinquent 30-59 days




           No. of Accounts                            7      11


             Trust Balances                              "118,589.08 "
"276,371.01 "


  Delinquent 60-89 days




           No. of Accounts                            2      1



   Trust Balances                              "24,250.00 "  "18,500.00"


      Delinquent 90+ days



       No. of Accounts                            0      1




         Trust Balances                              0.00   "20,250.00 "




        Delinquent 9+ Months



          No. of Accounts                            0      0


         Trust Balances                              0      0


       REO



             No. of Accounts                            0      0


               Trust Balances                              0.00   0.00




             Statement to Certificateholders (Page 2 of 2)





             Distribution Date:                       6/16/97       7/15/97






        "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"



           "this 10th day of July, 1997"




                  Countrywide Home Loans Formerly Known as Countrywide Funding Corporation



               as Servicer


              _______________________________________



                    Sam Ilagan


                 Vice-President



DISTRIBUTION LIST:







                    Brain Sulker - Hall - Countrywide Home Loans





           "   Director, IPM - FSA"          Lupe Montero - Countrywide Home
Loans









 Barbara Grosse - First National Bank of Chicago
Richard Marron - Countrywide Home Loans


Ora Melamed - Prudential Securities         Dave Walker -
Countrywide Home Loans




 Margarette Carette - Moody's Investors Service
Jose Baltasar - Countrywide Home Loans




Gail Brennan - Standard & Poor's Corp.              Richard Phol
- Countrywide Home Loans

SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COUNTRYWIDE HOME EQUITY LOAN TRUST
1997-A



                                    By  _______________________________________
                                       Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: July 31, 1997